EXHIBIT 99.1

 Investor PresentationNASDAQ: KRNY  February 2019

 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations,the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes,competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.  Forward Looking Statements  1

Overview of Kearny Financial Corp

(dollars in millions)	as of December 31, 2018
Total Assets	$6,702.4
Total Deposits	$4,173.4
Total Loans (Incl. Loans HFS)	$4,720.9
Corporate Headquarters	Fairfield, NJ
Branches	55
Market Capitalization[1]	$1,192.2

- Founded in 1884
- 5th Largest New Jersey-based financial institution by asset size
  - 55 branch locations in 11 counties throughout Northern and Central New Jersey and Southern New York
  - Top 15 deposit market share in the counties of Bergen, Hudson, Passaic, Ocean, and Monmouth, New Jersey[2]
- Active acquirer
  - Completed 6 bank acquisitions since 1999 including most recently Clifton, NJ based Clifton Bancorp Inc. in April 2018



NEW YORK
PENNSYLVANIA
NEW JERSEY
Atlantic Ocean
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
NEW YORK CITY
UNION
STATEN ISLAND
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
Trenton
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
CAMDEN
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY
Corporate Headquarters
120 Passaic Avenue
Fairfield, NJ 07004
Branch Locations
New Branch Location
(Spring 2019)

Note: Branch map includes new branch location in Cliffside Park, NJ expected to be opened in Spring 2019
1) As of February 15, 2019
2) As of June 30, 2018
Source: S&P Global Market Intelligence, Company Filings

2

Investment Rationale

- Conservative lending practices and strong credit culture resulting in outstanding credit metrics
- Attractive market demographics
- History of successfully evaluating, executing and integrating acquisitions
- Robust capital levels and history of capital returns via buybacks & dividends
- Continually improving profitability, efficiency and performance metrics
- Investment in, and strategy built upon, technology and innovation
- Experienced and dedicated Board and management team

3

Attractive Market Demographics

- Attractive markets
  - Part of the largest MSA in the U.S[1]
- Opportunities still exist for organic growth in existing branch footprint
- Median 2019 projected household income in Kearny franchise counties was $85,094 vs. $63,174 nationwide
  - Household income poised to grow

New Jersey Market Demographics by County

County	Kearny Market Rank	Number of Branches	Kearny Deposits in Market ($000)	Market Share (%)	Projected Population Change 2019-2024 (%)	Median HHI 2019 ($)	Projected HHI Change 2019-2024 (%)
Bergen	13	14	1,180,088	2.14	2.76	100,667	8.87
Hudson	10	3	695,375	2.15	4.02	71,607	15.00
Passaic	8	6	647,922	4.53	1.58	67,420	8.46
Monmouth	12	12	569,277	2.36	0.30	97,759	9.05
Ocean	11	6	316,243	2.01	2.70	68,024	6.17
Middlesex	22	3	196,326	0.56	2.25	90,068	9.98
Morris	20	3	194,604	0.79	1.21	115,807	7.98
Essex	21	4	180,554	0.72	2.25	59,859	7.66
Union	26	1	63,707	0.24	2.86	80,594	11.45
Weighted Average: New Jersey Franchise					**2.32**	**85,457**	**9.67**
Aggregate: Entire State of New Jersey					**1.69**	**82,517**	**9.51**
Aggregate: National					**3.56**	**63,174**	**8.82**

New York Market Demographics by County

County	Kearny Market Rank	Number of Branches	Kearny Deposits in Market ($000)	Market Share (%)	Projected Population Change 2019-2024 (%)	Median HHI 2019 ($)	Projected HHI Change 2019-2024 (%)
Kings	33	1	59,895	0.11	2.48	60,915	13.71
Richmond	19	1	11,904	0.09	1.84	83,351	10.11
Weighted Average: New York Franchise					**2.38**	**64,635**	**13.11**
Aggregate: Entire State of New York					**1.47**	**68,659**	**8.65**
Aggregate: National					**3.56**	**63,174**	**8.82**



Branch Locations
New Branch Location (Spring 2019)
New York
Philadelphia
Trenton
New Brunswick
Newark
Jersey City
Paterson
Toms River
Long Branch

Note: Deposit numbers as of June 30, 2018
Branch map includes new branch location in Cliffside Park, NJ expected to be opened in Spring 2019
1) Defined as the New York-Newark-Jersey City, NY-NJ-PA MSA
Source: S&P Global Market Intelligence

4

M&A History and Strategy

- Experienced acquirer and integrator, having successfully completed 6 bank acquisitions over the past 19 years
- Opportunistic acquisition strategy with a focus on
  - Low premium deals
  - Similar or complementary business models
  - Expansion in existing or contiguous markets
  - Cultural compatibility
- Sensitive to key merger metrics such as TBV dilution and earn-back periods csbk CLIFTON SAVINGS BANK

ATLASBANK

CENTRAL JERSEY BANK, N.A.

WEST ESSEX BANK

PULASKI SAVINGS BANK

SOUTH BERGEN SAVINGS BANK

5

Source: S&P Global Intelligence, Company Filings

Capital Strength

- Robust capital to support continued growth
  - Our 2015 second step offering has allowed us to pursue organic and strategic growth opportunities
  - Larger public float and strong liquidity results in an active market for our common stock. Average daily trading volume of 363,493 shares[1]
- Index membership
  - ABA Nasdaq Indices (ABAQ, ABQI, XABQ)
  - Nasdaq Bank Index
  - Russell 2000

Capital Returned to Shareholders



$200,000
$150,000
$100,000
$50,000
$0
$0
$7,164
$22,286
$8,370
$126,002
$20,158
$142,602
$23,486
$77,109
2015FY
2016FY
2017FY
2018FY
2019 YTD
Repurchase of Common Stock
Dividends Paid

6

1) One-year average daily trading volume as of February 15, 2019
Note: 2019 YTD metrics are not annualized

 Normalizing Capital Ratios  Tier 1 Leverage Ratio  Tier 1 Risk Based Capital Ratio  Risk-Based Capital Ratio  Peer group includes CNOB, CUBI, DCOM, FCF, FFIC, LBAI, NBTB, NWBI OCFC, PFS, STBA, TSC, TMP, TRST, UBNK, UVSPSource: S&P Global Market Intelligence. Bank level financial numbers used where unavailable at the holding company  7

 Improving Performance Metrics  Profitability1  Efficiency Ratio2  Performance Metrics  Although management believes these non-GAAP measures are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies.1) FY2015 GAAP ROAA was 0.15% while FY2015 core ROAA includes a pre-tax adjustment of $10M reflecting a contribution to the charitable foundation. FY2018 GAAP ROAA was 0.37%, FY2018 core ROAA includes adjustments for after tax merger related expenses of $5.1 million, net reduction of $3.5 million in the carrying value of deferred income taxes, and $769,000 reduction in current year income tax related to the passage of the Tax Cuts and Jobs Act effective December 2017. 2) FY2018 GAAP efficiency ratio of 72.72% includes merger related expenses of $6.7 million, excluding such expenses would result in non-GAAP efficiency ratio of 67.71%. FY2019 YTD metrics are annualized.Source: S&P Global Market Intelligence  8  Ann.  Ann.  Earnings per Share  Ann.

Loan Portfolio Growth



Kearny Financial Corp. Historical Loan Growth (dollars in millions)
3.5-Year CAGR: 26.2%
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,103
$2,677
$3,250
$4,501
$4,753
2015FY
2016FY
2017FY
2018FY
2019Q2
Total Loans

- Loan growth focus:
  - Expand upon expertise in C&I, SBA, and construction lending
  - Continue to enhance credit and risk management infrastructure to support loan growth
  - Lift out small teams of residential lenders to fill in strategic gaps in current footprint (NY, NJ, PA)
- Over $395 million in commercial loan originations in the first half of fiscal 2019
- Utilize mortgage banking platform opportunistically: sell or portfolio residential mortgages as desired

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Loan Portfolio Composition

MRQ Loan Portfolio


1-4 Family - 28.1%
Multifamily - 41.5%
CRE - 27.4%
C&D - 0.6%
Consumer - 2.2%
Commercial - 1.5%


100%
80%
60%
40%
20%
0%
2017FY
2018FY
2019Q2
1-4 Family
Multifamily
CRE
C&D
Consumer
Commercial

- $4.7 billion in loans receivable, representing 70.4% of total assets
- 4.12% loan yield for Q2 2019
- Continuing focus on loan portfolio diversification
- Average LTV:
  - CRE 47.3%
  - Multifamily 61.2%
  - Construction/Land 48.1%
  - 1-4 Family 48.7%
  - Home Equity 37.0%

CRE, Multifamily & Resi. Portfolio Distribution


Other
4%
New York
39%
New Jersey
57%

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 Conservative underwriting standards, dedicated special assets group and prompt attention to potential problem loans supports a track record of consistently strong asset quality metricsALLL coverage ratio declined in fiscal 2018 due to purchase accounting adjustments related to the CSBK acquisition  Credit Metrics  NCOs / Average Loans  Nonaccrual, 90+ Past Due & OREO / Assets  Loan Loss Reserves / Gross Loans  11  1) Peer group includes CNOB, CUBI, DCOM, FCF, FFIC, LBAI, NBTB, NWBI OCFC, PFS, STBA, TSC, TMP, TRST, UBNK, UVSPNote: Peer comparison periods changed to conform to the same time periods as Kearny Financial Corp.’s fiscal periods (June 30 fiscal year-end); MRQ NCOs / Average Loans data shown for peers Source: S&P Global Market Intelligence

 Deposit Composition  $4.17 billion in deposits as of December 31, 20181.25% Q2 2019 cost of total depositsCompetitive deposit gathering environment in New York MSAUtilizing CRM system to help drive core deposit growthCSBK footprint provides new opportunities to grow core depositsShift in deposit base towards more valuable, lower cost core transaction accounts  MRQ Deposit Portfolio  12

 Securities excludes FHLB StockSource: S&P Global Market Intelligence, Company Filings  Securities Portfolio  Yield on securities was 3.02% in Q2 2019, an increase of 49 basis points from FY 2018Securities portfolio serves as both a source of liquidity and yieldAs of December 31, 2018, 18.9% of total assets were comprised of securities as compared to 41.8% of total assets at June 30, 2011¹  Yield on Securities  MRQ Securities Portfolio  13

Technology / Innovation Strategy

- Recently deployed EnAct Customer Relationship Management (CRM) suite
  - Focus on expanding wallet share from single-service households & businesses
- Upcoming digital product and service deployments
  - Online account opening
  - Enhanced escrow management system
  - FDIC-insured liquidity sweep
  - Retail vault solution
  - Intelligent ATM's
  - Zelle P2P payment system

Online Banking Users + 30% year over year

Mobile Banking Users + 51% year over year

Mobile Banking Transactions + 43% year over year

Card Valet Users + 218% year over year

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 @KearnyBank NewsfeedSocial media followers collectively increased by 74% in 2018  facebook.com/kearnybank/  twitter.com/KearnyBank  instagram.com/kearny_bank/  linkedin.com/company/kearny-bank/  pinterest.com/KearnyBank/  15

Strategic Focus

- Traditional Community Banking
  - Growth and diversification of loan mix
    - CRE, C&I, SBA, construction
  - Growth and diversification of funding utilizing technology
    - Mobile banking, online account opening, intelligent ATMs
  - Government & business relationship banking
    - Expand Treasury management services:
      - Insured liquidity sweep
      - Lock box & retail vault solutions
      - Positive pay
      - Enhanced escrow services

- Fee income growth opportunities
  - Mortgage banking platform (sell or portfolio loan production)
  - SBA (sell or retain SBA guaranteed loan portion)

- Customer centric focus
  - Focus on deepening relationships
    - Comprehensive training and development programs for the retail and lending teams
    - Utilize CRM system to expand relationships / single service households & businesses
  - Improve customer experience
    - Annual surveys & focus groups
    - Feedback on new products, services and technologies

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Strategic Focus

- Capital management strategies
  - Dividends
    - Quarterly cash dividend increased to $0.06 per share in Q3 fiscal 2019
  - Buybacks
    - 26.4 million shares repurchased through 12/31/18
  - M&A
    - Most recent transaction, $1.6 billion asset Clifton Bancorp, closed on 4/2/18

- Control operating expenses
  - Branch consolidation / rationalization
  - Continuation of line-of-business profitability analysis
  - Technology enhancements to improve operational efficiency

- Talent acquisition strategy
  - Seasoned bankers
  - Entrepreneurial spirit
  - Strong technology background
  - Experience in other industries

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 Comparative Equity Performance  Note: Market data as of February 15, 2019Peer group includes CNOB, CUBI, DCOM, FCF, FFIC, LBAI, NBTB, NWBI OCFC, PFS, STBA, TSC, TMP, TRST, UBNK, UVSPSource: S&P Global Market Intelligence  Stock Price Performance since January 1, 2013  18

 Peer Group Valuation Comparison  Note: Market data as of February 15, 2019Source: S&P Global Intelligence  19

Management Team

Name	*Years in Banking*	*Years with KRNY*	*Biography*
Craig L. Montanaro *President & Chief Executive Officer*	31	16	Craig L. Montanaro was appointed President and Chief Executive Officer in April 2011. Prior to that time, he served as President and Chief Operating Officer since April 2010. He previously performed the duties of Senior Vice President and Director of Strategic Planning for Kearny Federal Savings Bank and Kearny Financial Corp. from 2005 to March 2010 and from 2003 to 2004 served as Vice President and Regional Branch Administrator. Mr. Montanaro was formerly employed by West Essex Bank as Senior Vice President and Chief Operating Officer and joined Kearny when that bank was acquired by Kearny Federal Savings Bank in 2003. He had been employed by West Essex Bank from 1988 until the completion of the merger with Kearny Federal Savings Bank. He is the son of Director Leopold W. Montanaro
Eric B. Heyer *Senior Executive Vice President and Chief Operating Officer*	34	10	Eric B. Heyer was appointed Executive Vice President and Chief Financial Officer effective April 1, 2014, previously serving as Senior Vice President and Chief Financial Officer since April 1, 2011. He became First Vice President and Chief Accounting Officer of the Company in October 2009 and of Kearny Federal Savings Bank in July 2009. Mr. Heyer had previously served as Senior Vice President, Treasurer and Chief Financial Officer of American Bancorp of New Jersey, Inc. from 1997 until its acquisition by Investors Bancorp in May 2009.
Patrick M. Joyce *Executive Vice President and Chief Lending Officer*	34	20	Patrick M. Joyce was appointed Executive Vice President and Chief Lending Officer of Kearny Federal Savings Bank in April 2014, previously serving as Senior Vice President and Chief Lending Officer of Kearny Federal Savings Bank since 2002 and served as Vice President of loan originations from 1999 to 2002. He was formerly employed by South Bergen Savings Bank as an Assistant Corporate Secretary and as a loan originator starting in 1989. He joined Kearny when South Bergen Savings Bank was acquired by Kearny Federal Savings Bank in 1999 and was employed by such bank from 1985 until the completion of the merger with Kearny Federal Savings Bank.
Keith Suchodolski *Executive Vice President and Chief Financial Officer*	18	6	Keith Suchodolski was appointed Executive Vice President and Chief Financial Officer of Kearny Financial and Kearny Bank in July 2018, having previously served as Senior Vice President, Corporate Finance and Chief Accounting Officer since March 2018, Senior Vice President and Controller since June 2014 and First Vice President and Controller since January 2013. Mr. Suchodolski had previously served as the Controller of various financial institutions in the Mid-Atlantic region since 2005 and has been employed within the banking industry since 2001. Mr. Suchodolski holds a Master of Business Administration degree, with a specialization in Finance, from Fairleigh Dickinson University and a Bachelor of Science degree from Ramapo College of New Jersey.

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Management Team

Name	*Years in Banking*	*Years with KRNY*	*Biography*
Erika K. Parisi *Executive Vice President/Director of CRM and Analytics*	28	20	Erika K. Parisi was appointed Executive Vice President and Director of Customer Relationship Management Analytics of Kearny Bank in June 2016, previously serving as Executive Vice President and Branch Administrator of Kearny Bank since April 2014, and as Senior Vice President and Branch Administrator of Kearny Bank since 2002 and Vice President and Branch Administrator from 1999 to 2002. She was formerly employed by South Bergen Savings Bank as Vice President/Branch Administrator and joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999. She joined South Bergen Savings Bank in 1991. Ms. Parisi holds a Bachelor of Science degree, majoring in accounting, from the State University of New York at Albany.
Thomas D. DeMedici *Executive Vice President and Chief Credit Officer*	34	9	Thomas D. DeMedici was appointed Executive Vice President and Chief Credit Officer of Kearny Bank in June 2017, having previously served as Senior Vice President and Chief Credit Officer of Kearny Bank since September 2010. He is a seasoned Banking professional with over 34 years of banking experience. Mr. DeMedici during his career has held previous positions at other Banking institutions including Executive Vice President/Chief Lending Officer and President and Chief Operating Officer.
Anthony V. Bilotta, Jr. *Executive Vice President and Chief Banking Officer*	37	1	Anthony V. Bilotta, Jr. was appointed Executive Vice President and Chief Banking Officer of Kearny Bank effective June 2018. Mr. Bilotta is an experienced banker with more than 37 years of banking experience. Mr. Bilotta previously served as Executive Vice President and Director of Retail Banking of Peapack Gladstone Bank from 2013 until his appointment as an executive officer of Kearny Bank. Prior to Peapack Gladstone Bank, Mr. Bilotta held executive positions at a variety of financial institutions.

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